UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2010 (February 8, 2010)

HOLLY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

100 Crescent Court,		75201-6915
Suite 1600		(Zip code)
Dallas, Texas
(Address of principal
executive offices)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     References herein to Holly Corporation include Holly Corporation and its consolidated subsidiaries. References herein to Holly Energy Partners, L.P. include Holly Energy Partners, L.P. and its consolidated subsidiaries. This document contains certain disclosures of agreements that are specific to subsidiaries of Holly Corporation and Holly Energy Partners, L.P. and do not necessarily represent obligations of Holly Corporation or Holly Energy Partners, L.P.
Pipeline Systems Operating Agreement
     On February 8, 2010, certain subsidiaries of Holly Corporation (“Holly”) and Holly Energy Partners, L.P., which is an affiliate of Holly (the “Partnership”) entered into a pipeline systems operating agreement (the “Operating Agreement”) to be effective as of December 1, 2009. The Operating Agreement expires on December 1, 2014; provided, however, that the term shall automatically renew for successive terms of five years each, unless terminated in accordance with the Operating Agreement or the Partnership sooner resigns or is removed pursuant to the Operating Agreement.
     Under the Operating Agreement, the Partnership will operate certain assets, including crude oil and refined product storage tanks, pipelines, asphalt racks and terminal buildings, owned by Holly and located at Holly’s Lovington and Woods Cross and Tulsa East refineries (the “Systems”). The Partnership is authorized to purchase certain materials and supplies and incur such expenses and enter into such commitments necessary for the proper operation and maintenance of the Systems and for providing maintenance, additions and replacements thereto; provided, however, that Holly will not be required to reimburse the Partnership for such materials, supplies and expenses incurred pursuant to a contract (a) with a term that exceeds 12 months, (b) for an amount greater than $50,000 or (c) that is material to any of the Holly subsidiaries that are parties to the Operating Agreement or any of the Systems, without the prior approval of Holly. If the Partnership enters into any contract containing a warranty and Holly reimburses the Partnership for amounts expended by the Partnership in connection with such contract, the Partnership will use commercially reasonable efforts to pursue any claims for breach of warranty and assign any benefits received as a result of such warranty to Holly. The Partnership may also make sales, exchanges or other dispositions of materials, equipment and supplies not needed for operation of the Systems with the consent of the entity that owns such materials, equipment or supplies.
     Additionally, under the Operating Agreement, the Partnership:
•	shall employ such personnel as may be necessary to operate and maintain the Systems and may utilize any of its employees and third-party contractors to perform such services;

•	may retain the services of, and determine the compensation of, such outside contractors, consultants and advisors as the Partnership deems necessary in the performance of its obligations;

•	shall prepare and file for Holly all reports in conjunction with the operation of the Systems that are required by any regulatory bodies or agencies;

•	shall report to Holly at least once every 12 months regarding its operation of the Systems;

•	shall have authority to negotiate and prepare for Holly’s review, approval and execution (i) certain agreements with governmental agencies and/or landowners to lower, adjust or relocate a pipeline and/or any pipeline facilities that are part of the Systems and (ii) certain documents involving land related rights;

•	shall be responsible for causing all payments and taking all actions required to maintain and protect the beneficial rights of Holly under certain documents involving real property rights;

•	shall prepare and present to Holly on or before October 1 of each year (i) an operating budget for the Systems (including specific line items for maintenance and repair and non-routine expenses) and (ii) a capital budget for the Systems (including specific line items for capital projects), and Holly shall have 30 days to approve or reject such budgets in whole or in part;

•	shall maintain true and accurate accounts of all expenses, costs and liabilities chargeable to Holly and all revenue accrued and invoiced; and

•	shall carry and keep in force insurance for the protection of itself and Holly and shall charge premiums to Holly as set forth in the Operating Agreement.
     As compensation for the Partnership’s performance of the services set forth in the Operating Agreement, Holly shall pay the Partnership an annual management fee in the aggregate amount of $1,335,000. The management fee will be adjusted each July 1, by an amount equal to the upper change in the annual change rounded to four decimal places of the producers price index (the “PPI”). If the PPI change is negative in a given year, there will be no change in the management fee. If the PPI is no longer published, the Parties shall negotiate in good faith to agree on a new index that gives comparable protection against inflation, and the same method of adjustment for increases in the new index shall be used to calculate increases in the management fee. Additionally, Holly will pay the Partnership for certain direct charge costs (including wages, salaries, benefits, non-routine activities, and other costs specified in the Operating Agreement) within 30 days after Holly receives from the Partnership a written invoice setting forth such direct charges.
     The Operating Agreement may be terminated by (i) the written agreement of the Parties or (ii) by either party giving the other party written notice of termination at least 180 days prior to the expiration of the initial five-year term or any successive five-year term, as applicable, in which case the Operating Agreement shall terminate on the expiration of the initial five-year term or the successive five-year term, as applicable. In addition, either party may terminate the Operating Agreement upon a default of the other party that is not cured within 30 days, or within a reasonable time, of the non-defaulting party giving notice of such default to the defaulting party.
     Holly and the Partnership have each agreed to unconditionally guarantee the payment of certain obligations under the Operating Agreement.
     Holly’s obligations under the Operating Agreement will not terminate if Holly and its affiliates no longer own the Partnership’s general partner. The Operating Agreement may be assigned to a third party with the prior written consent of the non-assigning party. The parties may also, without the prior written consent of the non-assigning party, assign the Operating Agreement to an affiliate, and Holly may make such assignment to a third party to which it has sold any of the Systems so long as the third party is reasonably capable of performing Holly’s duties under the Operating Agreement and has agreed in writing to assume Holly’s obligations under the Operating Agreement.
     The description of the Operating Agreement herein is qualified by reference to the copy of the Operating Agreement, filed as Exhibit 10.1 to this report, which is incorporated by reference into this report in its entirety.

Item 9.01 Financial Statements and Exhibits.

10.1	—	Pipeline Systems Operating Agreement, dated as of February 8, 2010, by and among Navajo Refining Company, L.L.C., Lea Refining Company, Woods Cross Refining Company, L.L.C., Holly Refining & Marketing — Tulsa LLC. and Holly Energy Partners-Operating, L.P. (incorporated by reference to Exhibit 10.1 of Holly Energy Partners, L.P.’s Current Report on Form 8-K filed with the SEC on February 9, 2010).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY CORPORATION
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Senior Vice President and Chief Financial Officer

Date: February 9, 2010
[Signature Page]

EXHIBIT INDEX

Exhibit
Number		Exhibit Title

Item 9.01 Financial Statements and Exhibits.

10.1	—	Pipeline Systems Operating Agreement, dated as of February 8, 2010, by and among Navajo Refining Company, L.L.C., Lea Refining Company, Woods Cross Refining Company, L.L.C., Holly Refining & Marketing — Tulsa LLC. and Holly Energy Partners-Operating, L.P. (incorporated by reference to Exhibit 10.10 of Holly Energy Partners, L.P.’s Current Report on Form 8-K filed with the SEC on February 9, 2010).